Rule 497(k)
                                                             File No. 333-182308

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First Trust NASDAQ Rising Dividend Achievers ETF
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SUMMARY PROSPECTUS:           TICKER:           EXCHANGE:
March 18, 2016                RDVY              The Nasdaq Stock Market LLC
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Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=RDVY. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated February 1, 2016, as supplemented on March 18, 2016, are all incorporated by reference into this Summary Prospectus.

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INVESTMENT OBJECTIVE

The First Trust NASDAQ Rising Dividend Achievers ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the fees and expenses) of the NASDAQ US Rising Dividend Achievers Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
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Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each
   year as a percentage of the value of your investment)
      Management Fees                                                      0.50%
      Distribution and Service (12b-1) Fees (1)                            0.00%
      Other Expenses  (2)                                                  0.00%
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      Total Annual Fund Operating Expenses                                 0.50%
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(1)   Although the Fund has adopted a 12b-1 plan that permits it to pay up to
      0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2017.

(2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.




FIRST TRUST EXCHANGE-TRADED FUND VI                                  FIRST TRUST
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EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until January 31, 2017 and thereafter at 0.75% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year             3 Years            5 Years           10 Years
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          $51               $215               $392               $907
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future ("Index Securities"). The Index is designed to provide access to a diversified portfolio of small, mid and large capitalization income producing securities.

The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is owned and was developed by Nasdaq, Inc. (the "Index Provider"). The Index Provider also calculates and maintains the Index. The Index is designed to provide access to a diversified portfolio of companies with a history of paying dividends. The Index methodology also considers each company's earnings growth and compares the level of cash held by the company with its debt profile. As of December 31, 2015, the Index was comprised of 50 equity securities traded on U.S. exchanges and had significant investments in financial and information technology companies. The equity securities held by the Fund may include non-U.S. securities that are listed on U.S. securities exchanges in the form of American depositary receipts ("ADRs"), global depositary receipts ("GDRs") or other depositary receipts.

To be eligible for inclusion in the Index, a security must meet the following criteria:

      o     be a member of the NASDAQ US Benchmark Index (NQUSB);

      o not be classified as Real Estate Investment Trust according to the Industry Classification Benchmark (ICB: 8670);

      o     rank in top 500 by market capitalization;

      o have a minimum three month average daily dollar trading value of $5 million;

      o have paid a dividend in the trailing 12 months greater than the dividend paid in the trailing 12-month period three and five years prior;

      o having earnings per share in the most recent fiscal year greater than the earnings per share the three fiscal years prior;

      o     have a cash-to-debt ratio greater than 50%; and

      o     have a trailing 12-month payout ratio no greater than 65%.

Additional information regarding the Index, including weighting procedures, is described in this prospectus under "Index Information."

The Index Provider evaluates the Index components annually in March of each year for eligibility, using market data through the end of December. Eligible securities for the Index are identified as such using the eligibility criteria set forth in this prospectus under "Index Information." The Index is rebalanced quarterly. Rebalancing is effective as of the market close of the third Friday in March, June, September and December. The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity. Ordinarily, a security will be removed from the Index at its last sale price.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invest in certain securities included in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.


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PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DIVIDEND RISK. There is no guarantee that the issuers of the Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a specialized market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF--TOTAL RETURN

                                [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                              Year              %
                             ------         --------
                              2015            -2.86%

During the period shown in the chart above:

          BEST QUARTER                               WORST QUARTER
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   2.85% (December 31, 2015)                  -6.94% (September 30, 2015)
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The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015

                                                                                                            Since Inception
                                                                                               1 Year          (1/6/2014)
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
Return Before Taxes                                                                            -2.86%            4.11%
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Return After Taxes on Distributions                                                            -3.73%            3.19%
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Return After Taxes on Distributions and Sale of Shares                                         -1.61%            2.73%
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NASDAQ U.S. Rising Dividend Achievers Index
   (reflects no deduction for fees, expenses or taxes)                                         -2.46%            4.60%
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Dow Jones U.S. Select Dividend Index(SM)
   (reflects no deduction for fees, expenses or taxes)                                         -1.64%            7.44%
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

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o     Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust;

            o     Roger F. Testin, Senior Vice President of First Trust;

            o     Stan Ueland, Senior Vice President of First Trust; and

            o     Chris A. Peterson, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq through a broker-dealer. Shares of the Fund will trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                    RDVYSP031816